EXHIBIT 23.2











                       ENGINEER'S CONSENT


We consent to incorporation by reference in the Registration Statements (No. 33-32378 and No. 33-67924) on Form S-8 and the Registration Statement (No. 333-00815) on Form S-3 of Devon Energy Corporation the reference to our appraisal report for Devon Energy Corporation as of December 31, 1996, which appears in the December 31, 1996 annual report on Form 10-K of Devon Energy Corporation.






                                                   AMH GROUP LTD.
                                                   AMH GROUP LTD.


March 6, 1997